SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2006
                                                         ----------------


                             Northwest Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        United States                    0-23817                 23-2900888
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               100 Liberty Street
                              Warren, Pennsylvania                   16365
                    (Address of principal executive office)        (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                     301 Second Avenue, Warren Pennsylvania
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01      Other Events
               ------------

               On January 18, 20006, Northwest Bancorp, Inc. issued a press release announcing the sale of mortgage loans. A copy of the press release announcing this transaction is included as exhibit
               99.1 to this report.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits

                    Exhibit No.         Description
                    -----------         -----------
                    99.1                Press release dated January 18, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  January 19, 2006                  By:  /s/ William W. Harvey, Jr.
       -----------------------------          ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.